Exhibit 4.2

This FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of March 7, 2024, among KEURIG DR PEPPER INC., a Delaware corporation (the “Company”), the Guarantors listed in Schedule I (the “Guarantors”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of March 7, 2024 (the “Base Indenture” and, together with this First Supplemental Indenture, and as such may be amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance by the Company from time to time of its debt securities to be issued in one or more series;

WHEREAS, Sections 2.1 and 9.1 of the Base Indenture provide, among other things, that the Company and the Trustee may, without the consent of Holders, enter into indentures supplemental to the Base Indenture to provide for specific terms applicable to any series of notes;

WHEREAS, Section 2.1 of the Base Indenture provides, among other things, that there shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers’ Certificate of the Company or in a Company Order, or established in one or more indentures supplemental to the Base Indenture, prior to the issuance of Securities of any series whether Securities of the series are entitled to the benefits of any Securities Guarantee of any Guarantor pursuant to the Indenture, the identity of any such Guarantors, whether Notations of such Securities Guarantees are to be included on such Securities and any terms of such Securities Guarantee with respect to the Securities of the series in addition to those set forth in Article X of the Base Indenture, or any exceptions to or changes to those set forth in Article X of the Base Indenture;

WHEREAS, Section 10.1 of the Base Indenture provides that prior to the authentication and delivery upon original issuance of Securities of any series that are to be guaranteed by a Person, the Company, the Trustee and such Person shall have entered into a supplemental indenture pursuant to Section 9.1(11) of the Base Indenture whereby such Person shall have executed a Securities Guarantee under the Base Indenture with respect to any series of Securities as to which such Person has been so established pursuant to Section 2.1 of the Base Indenture as a Guarantor thereof;

WHEREAS, the Company intends by this First Supplemental Indenture to create and provide for the issuance of five new separate series of debt securities to be designated as the “Floating Rate Notes due 2027” (the “Floating Rate Notes”), the “5.100% Senior Notes due 2027” (the “2027 Notes”), the “5.050% Senior Notes due 2029” (the “2029 Notes”), the “5.200% Senior Notes due 2031” (the “2031 Notes”) and the “5.300% Senior Notes due 2034” (the “2034 Notes” and, together with the Floating Rate Notes, the 2027 Notes, the 2029 Notes and the 2031 Notes, the “Notes”);

WHEREAS, the Company intends by this First Supplemental Indenture to provide that each series of the Notes will be entitled to the benefits of the Securities Guarantee of the Guarantors;

WHEREAS, the Guarantors intend by this First Supplemental Indenture to execute a Securities Guarantee with respect to each series of the Notes;

WHEREAS, pursuant to Section 9.1(9) and (11) of the Base Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this First Supplemental Indenture to amend or supplement the Base Indenture, without the consent of any Holder of Notes; and

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, issued upon the terms and subject to the conditions set forth hereinafter and in the Base Indenture and delivered as provided in the Base Indenture against payment therefor, valid, binding and legal obligations of the Company and the Guarantors according to their terms, and all actions required to be taken by the Company and the Guarantors under the Base Indenture to make this First Supplemental Indenture a valid, binding and legal agreement of the Company and the Guarantors, have been done;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

(a) All capitalized terms used herein and not otherwise defined below shall have the meanings ascribed thereto in the Base Indenture.

(b) The following are definitions used in this First Supplemental Indenture, and to the extent that a term is defined both herein and in the Base Indenture, the definition in this First Supplemental Indenture shall govern with respect to the Notes.

“Attributable Debt” in respect of a sale and leaseback transaction means, at any time of determination, the present value at that time of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction. Such present value will be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Attributable Debt represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”

“Benchmark” means, initially, Compounded SOFR; provided that if the Company or its designee determine on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Company or its designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” shall initially mean U.S. Bank Trust Company, National Association, or any successor appointed from time to time by the Company, acting as calculation agent.

“Capital Lease Obligation” means, at any time of determination, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP; provided, however, that all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP after the application of Accounting Standard Codification Topic 842 shall not constitute Capital Lease Obligations for the purposes of the Indenture (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with Accounting Standard Codification Topic 842 to be treated as balance sheet liabilities in any financial statements to be delivered pursuant to Section 5.04.

“Capital Stock” means: (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) resulting in any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its Subsidiaries) becoming the beneficial owner (as defined in Rules 13d-3 and 13d- 5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in a transaction or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(i) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (ii) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Compounded SOFR” means, with respect to any Interest Period, the rate computed in accordance with the following formula set forth below:

“Consolidated Total Assets” means, with respect to any Person, as of any date of determination, the total assets reflected on the consolidated balance sheet of such Person and its subsidiaries as of the end of the most recently ended fiscal quarter of such Person for which consolidated financial statements have been prepared, determined on a consolidated basis in accordance with GAAP.

“Credit Agreement” means the Existing Credit Agreement as such agreement may be amended, supplemented or otherwise modified from time to time, and any agreement, indenture or other documentation relating to extensions, refinancings, replacements or restructuring of the credit facilities governed by the Existing Credit Agreement, whether the same or any other agent, agents, lenders or group of lenders is or are parties thereto.

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

“Existing Credit Agreement” means the credit agreement, dated as of February 23, 2022 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among the Company, as borrower, the lenders and issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Fitch” means Fitch, Inc.

“Fixed Rate Notes” means the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes.

“Floating Rate Interest Payment Date” means each day on which interest on the Floating Rate Notes will be paid, which will be quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2024, and at maturity.

“Funded Debt” means Indebtedness which by its terms matures at or is extendible or renewable at the option of the obligor to date more than 12 months after the date of the creation or incurrence of such Indebtedness.

“Indebtedness” means, with respect to any Person, without duplication, any indebtedness of such Person, whether or not contingent: (1) in respect of borrowed money; (2) evidenced by bonds, notes, debentures, or similar instruments or letters of credit (or reimbursement agreements with respect thereto); (3) in respect of banker’s acceptances, bank guarantees, surety bonds or similar instruments; (4) representing Capital Lease Obligations; or (5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed, except any such balance that constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business; if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet (excluding the notes thereto) of the specified Person prepared in accordance with GAAP.

In addition, the term “Indebtedness” includes all of the following items, whether or not any such items would appear as a liability on a balance sheet of the specified Person in accordance with GAAP: (1) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person); and (2) to the extent not otherwise included, any guarantee by the specified Person of Indebtedness of any other Person.

“Initial Interest Period” means the period from and including the date of this Supplemental Indenture to, but excluding, the first Floating Rate Interest Payment Date.

“Interest Determination Date” means, with respect to any Interest Period, the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date.

“Interest Payment Date” means the stated maturity of an installment of interest on the Fixed Rate Notes of any series (being March 15 and September 15 of each year, commencing on September 15, 2024).

“Interest Period” means, after the Initial Interest Period, the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final Interest Period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date, or, in the case of an offer to repurchase upon a Change of Control Triggering Event, from and including the Floating Rate Interest Payment Date immediately preceding the payment date in connection therewith to, but excluding, the payment date in connection therewith. Interest on the Floating Rate Notes will be computed on the basis of the actual number of days elapsed over a 360-day year.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Latter Floating Rate Interest Payment Date” has the meaning assigned to it in the definition of “Interest Period” hereto.

“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction. Notwithstanding the foregoing, an operating lease shall not be deemed to constitute a Lien.

“Moody’s” means Moody’s Investors Service, Inc.

“New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Observation Period” means, in respect of each Interest Period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to, but excluding, two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding the date hereof to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

“Par Call Date” means February 15, 2027 (in the case of the 2027 Notes), February 15, 2029 (in the case of the 2029 Notes), January 15, 2031 (in the case of the 2031 Notes) or December 15, 2033 (in the case of the 2034 Notes).

“Permitted Encumbrances” means: (1) Liens imposed by law for taxes, assessments or governmental charges that are not overdue for a period of more than 30 days or that are being contested in good faith; (2) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days (or if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Liens) or are being contested in good faith; (3) (i) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Company or any Subsidiary of the Company; (4) deposits to secure the performance of bids, trade contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations), in each case in the ordinary course of business; (5) judgment liens for the payment of money (i) not in excess of $75,000,000 in the aggregate (to the extent not covered by independent third-party insurance) or (ii) in respect of judgments that the Company or a Subsidiary of the Company is in good faith prosecuting an appeal or other proceeding for review or Liens incurred by the Company or a Subsidiary of the Company for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or a Subsidiary of the Company is a party; (6) easements, restrictions, rights-of-way and similar encumbrances and minor title defects on real property imposed by law or arising in the ordinary course of business that do not secure any payment obligations and do not, in the aggregate, materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary of the Company; (7) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company and its Subsidiaries, taken as a whole, or (ii) secure any Indebtedness; (8) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (9) Liens (i) of a collection bank on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are customary in the banking industry; (10) any interest or title of a lessor under leases entered into by the Company or any of its Subsidiaries in the ordinary course of business and financing statements with respect to a lessor’s right in and to personal property leased to the Company or any of its Subsidiaries in the ordinary course of the Company’s or any of its Subsidiaries’ business other than through a finance lease; (11) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business; (12) Liens deemed to exist in connection with Permitted Investments and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (13) Liens that are contractual rights of set-off: (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Company or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company and its Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Company or any Subsidiary of the Company in the ordinary course of business; (14) Liens solely on any cash earnest money deposits made by the Company or any Subsidiaries in connection with any letter of intent or purchase agreement; (15) ground leases in respect of real property on which facilities owned or leased by the Company or any of its Subsidiaries are located; (16) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (17) any zoning or similar law or right reserved to or vested in any governmental authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Company or any Subsidiary of the Company; (18) Liens securing indebtedness outstanding or incurred pursuant to credit facilities (including any Indebtedness under the Credit Agreement) outstanding on the issue date; and (19) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods.

“Permitted Investments” means: (1) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (2) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (3) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (4) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (1) above and entered into with a financial institution satisfying the criteria described in clause (3) above; and (5) money market funds that (a) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (b) are rated AAA by S&P and Aaa by Moody’s and (c) have portfolio assets of at least $5,000,000,000.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means any manufacturing, processing or bottling plant, warehouse or distribution center (including the land upon which it is situated), owned and operated by the Company or any of its Subsidiaries, provided that the book value of such property is an amount greater than 1% of Consolidated Total Assets of the Company.

“Rating Agencies” means (a) each of Fitch, Moody’s and S&P; and (b) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” (within the meaning of Section 3(a)(62) of the Exchange Act) selected by the Company as a replacement Rating Agency for a former Rating Agency.

“Rating Event” means the rating on the applicable series of Notes is lowered by each of the Rating Agencies and such Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (a) the occurrence of a Change of Control or (b) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided that a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event). If any Rating Agency that provided a rating of a series of Notes on the day immediately prior to the beginning of such 60-day period (or extension thereof) is not providing a rating of such series of Notes at the end of such 60- day period (or extension thereof) for any reason, such 60-day period (or extension thereof) shall be extended an additional 30 days and, if the Company has not selected a replacement Rating Agency on or before the end of such 30-day period, then such Rating Agency shall be deemed to have lowered its rating of such series of Notes at the end of such 30-day period to be below an Investment Grade Rating.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee after giving effect to the Benchmark Replacement Conforming Changes.

“Regular Record Date” means, (1) for the interest payable on any Floating Rate Interest Payment Date in respect of the Floating Rate Notes, each March 1, June 1, September 1 or December 1 (whether or not such date is a Business Day), as the case may be, immediately preceding such Floating Rate Interest Payment Date and (2) for the interest payable on any Interest Payment Date in respect of the 2027 Notes, the 2029 Notes, the 2031 Notes or the 2034 Notes, each March 1 or September 1 (whether or not such date is a Business Day), as the case may be, immediately preceding such Interest Payment Date.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Secured Overnight Financing Rate” or “SOFR” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

“SOFR Determination Time” has the meaning assigned to it in the definition of “SOFR Index” hereto.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Determination Time, then:

(i)	if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 7.12 hereto; or

(ii)	if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 7.13 hereto.

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such Interest Period; and

“S&P” means S&P Global Ratings.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (as applicable, the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date, and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 1.02 Other Definitions.

Term	Defined in Section
“2027 Notes”	Recitals
“2027 Maturity Date”	2.05(b)
“2029 Notes”	Recitals
“2029 Maturity Date”	2.06(b)
“2031 Notes”	Recitals
“2031 Maturity Date”	2.07(b)
“2034 Notes”	Recitals
“2034 Maturity Date”	2.08(b)
“Base Indenture”	Recitals
“Change of Control Offer”	5.01(b)
“Change of Control Payment”	5.01(a)
“Change of Control Payment Date”	5.01(b)(ii)
“Floating Rate Notes”	Recitals
“Floating Rate Maturity Date”	2.04(b)
“Indenture”	Recitals

Section 1.03 Incorporation by Reference of Trust Indenture Act.

The Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of the Indenture. The following Trust Indenture Act terms have the following meanings:

“indenture securities” means the Notes.

“indenture security holder” means a Holder.

“indenture to be qualified” means this First Supplemental Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company and the Guarantors and any other obligor on the indenture securities.

All other Trust Indenture Act terms used in this First Supplemental Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

ARTICLE II

APPLICATION OF SUPPLEMENTAL INDENTURE AND CREATION, FORMS, TERMS AND CONDITIONS OF NOTES

Section 2.01 Application of this First Supplemental Indenture.

Notwithstanding any other provision of this First Supplemental Indenture, the provisions of this First Supplemental Indenture, including the covenants set forth herein, are expressly and solely for the benefit of the holders of the Notes. The Notes constitute five separate series of Securities as provided in Section 2.1 of the Base Indenture.

Section 2.02 Creation of the Notes. In accordance with Section 2.1 of the Base Indenture, the Company hereby creates each of the Floating Rate Notes, the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes as a separate series of its Securities issued pursuant to the Indenture. The Floating Rate Notes shall be issued initially in an aggregate principal amount of $350,000,000. The 2027 Notes shall be issued initially in an aggregate principal amount of $750,000,000. The 2029 Notes shall be issued initially in an aggregate principal amount of $750,000,000. The 2031 Notes shall be issued initially in an aggregate principal amount of $500,000,000. The 2034 Notes shall be issued initially in an aggregate principal amount of $650,000,000.

Section 2.03 Form of the Notes. The Notes shall each be issued in the form of a Global Note, duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Trustee as custodian for DTC and registered in the name of “Cede & Co.,” as the nominee of DTC. The Floating Rate Notes shall be substantially in the form of Exhibit A attached hereto, the 2027 Notes shall be substantially in the form of Exhibit B attached hereto, the 2029 Notes shall be substantially in the form of Exhibit C attached hereto, the 2031 Notes shall be substantially in the form of Exhibit D attached hereto and the 2034 Notes shall be substantially in the form of Exhibit E attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, shall be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Note shall be shown on, and transfers thereof will be effective only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

Section 2.04 Terms and Conditions of the Floating Rate Notes.

The Floating Rate Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture. In particular, the following provisions shall be terms of the Floating Rate Notes:

(a) Title and Conditions of the Floating Rate Notes. The title of the Floating Rate Notes shall be as specified in the recitals; and the aggregate principal amount of the Floating Rate Notes shall be as specified in Section 2.02 of this Article II, except for Floating Rate Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.

(b) Stated Maturity. The Floating Rate Notes shall mature, and the principal of the Floating Rate Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on March 15, 2027 (the “Floating Rate Maturity Date”).

(c) Payment of Principal and Interest. The Floating Rate Notes will bear interest at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR, plus 0.880% per annum. In no event will the interest on the Floating Rate Notes be less than zero. Interest on the Floating Rate Notes will be payable quarterly in arrears on each Floating Rate Interest Payment Date, to holders of record on the applicable Regular Record Date. Interest on the Floating Rate Notes will accrue from and including the most recent Floating Rate Interest Payment Date or, if no interest has been paid, from the settlement date of the Floating Rate Notes. If the Floating Rate Interest Payment Date is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest accrued and payable on the Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such Floating Rate Interest Payment Date and interest on the Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the Floating Rate Notes will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the maturity. The amount of interest accrued and payable on the Floating Rate Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360. Payments of interest shall be made to the Person in whose name a Floating Rate Note is registered (which shall initially be the Depositary) at the close of business on the relevant Regular Record Date.

(d) Registration and Form. The Floating Rate Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the Floating Rate Notes shall be as set forth in Exhibit A attached hereto. The Floating Rate Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the Floating Rate Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such Floating Rate Notes.

(e) Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the Floating Rate Notes.

(f) Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the Floating Rate Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional Floating Rate Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding Floating Rate Notes.

(g) Redemption. The Floating Rate Notes are not subject to redemption by the Company.

(h) Guarantees. The payment of the principal and any accrued and unpaid interest on the Floating Rate Notes, whether at the Floating Rate Maturity Date, by acceleration or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.

(i) Priority. The Floating Rate Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and are equal in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.

(j) Sinking Fund. The Floating Rate Notes are not entitled to any sinking fund.

(k) Other Terms and Conditions. The Floating Rate Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A hereto.

Section 2.05 Terms and Conditions of the 2027 Notes.

The 2027 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture. In particular, the following provisions shall be terms of the 2027 Notes:

(a) Title and Conditions of the 2029 Notes. The title of the 2027 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2027 Notes shall be as specified in Section 2.02 of this Article II, except for 2027 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.

(b) Stated Maturity. The 2027 Notes shall mature, and the principal of the 2027 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on March 15, 2027 (the “2027 Maturity Date”).

(c) Payment of Principal and Interest. The 2027 Notes shall bear interest at the rate of 5.100% per annum, from and including March 7, 2024, or from the most recent Interest Payment Date on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the 2027 Notes shall be payable semi-annually in arrears in U.S. Dollars on each Interest Payment Date. Payments of interest shall be made to the Person in whose name a 2027 Note (or predecessor 2027 Note) is registered (which shall initially be the Depositary) at the close of business on the relevant Regular Record Date.

(d) Registration and Form. The 2027 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2027 Notes shall be as set forth in Exhibit B attached hereto. The 2027 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2027 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2027 Notes.

(e) Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2027 Notes.

(f) Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2027 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2027 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2027 Notes.

(g) Redemption. The 2027 Notes are subject to redemption by the Company in whole or in part in the manner described herein.

(h) Guarantees. The payment of the principal and any accrued and unpaid interest on the 2027 Notes, whether at the 2027 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.

(i) Priority. The 2027 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and are equal in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.

(j) Sinking Fund. The 2027 Notes are not entitled to any sinking fund.

(k) Other Terms and Conditions. The 2027 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit B hereto.

Section 2.06 Terms and Conditions of the 2029 Notes.

The 2029 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture. In particular, the following provisions shall be terms of the 2029 Notes:

(a) Title and Conditions of the 2029 Notes. The title of the 2029 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2029 Notes shall be as specified in Section 2.02 of this Article II, except for 2029 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.

(b) Stated Maturity. The 2029 Notes shall mature, and the principal of the 2029 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on March 15, 2029 (the “2029 Maturity Date”).

(c) Payment of Principal and Interest. The 2029 Notes shall bear interest at the rate of 5.050% per annum, from and including March 15, 2024, or from the most recent Interest Payment Date on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the 2029 Notes shall be payable semi-annually in arrears in U.S. Dollars on each Interest Payment Date. Payments of interest shall be made to the Person in whose name a 2029 Note (or predecessor 2029 Note) is registered (which shall initially be the Depositary) at the close of business on the relevant Regular Record Date.

(d) Registration and Form. The 2029 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2029 Notes shall be as set forth in Exhibit C attached hereto. The 2029 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2029 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2029 Notes.

(e) Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2029 Notes.

(f) Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2029 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2029 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2029 Notes.

(g) Redemption. The 2029 Notes are subject to redemption by the Company in whole or in part in the manner described herein.

(h) Guarantees. The payment of the principal and any accrued and unpaid interest on the 2029 Notes, whether at the 2029 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.

(i) Priority. The 2029 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and are equal in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.

(j) Sinking Fund. The 2029 Notes are not entitled to any sinking fund.

(k) Other Terms and Conditions. The 2029 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit C hereto.

Section 2.07 Terms and Conditions of the 2031 Notes.

The 2031 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture. In particular, the following provisions shall be terms of the 2031 Notes:

(a) Title and Conditions of the 2031 Notes. The title of the 2031 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2031 Notes shall be as specified in Section 2.02 of this Article II, except for 2031 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.

(b) Stated Maturity. The 2031 Notes shall mature, and the principal of the 2031 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on March 15, 2031 (the “2031 Maturity Date”).

(c) Payment of Principal and Interest. The 2031 Notes shall bear interest at the rate of 5.200% per annum, from and including March 7, 2024, or from the most recent Interest Payment Date on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the 2031 Notes shall be payable semi-annually in arrears in U.S. Dollars on each Interest Payment Date. Payments of interest shall be made to the Person in whose name a 2031 Note (or predecessor 2031 Note) is registered (which shall initially be the Depositary) at the close of business on the relevant Regular Record Date.

(d) Registration and Form. The 2031 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2031 Notes shall be as set forth in Exhibit D attached hereto. The 2031 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2031 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2031 Notes.

(e) Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2031 Notes.

(f) Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2031 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2031 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2031 Notes.

(g) Redemption. The 2031 Notes are subject to redemption by the Company in whole or in part in the manner described herein.

(h) Guarantees. The payment of the principal and any accrued and unpaid interest on the 2031 Notes, whether at the 2031 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.

(i) Priority. The 2031 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and are equal in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.

(j) Sinking Fund. The 2031 Notes are not entitled to any sinking fund.

(k) Other Terms and Conditions. The 2031 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit D hereto.

Section 2.08 Terms and Conditions of the 2034 Notes.

The 2034 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture. In particular, the following provisions shall be terms of the 2034 Notes:

(a) Title and Conditions of the 2034 Notes. The title of the 2034 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2034 Notes shall be as specified in Section 2.02 of this Article II, except for 2034 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.

(b) Stated Maturity. The 2034 Notes shall mature, and the principal of the 2034 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on March 15, 2034 (the “2034 Maturity Date”).

(c) Payment of Principal and Interest. The 2034 Notes shall bear interest at the rate of 5.300% per annum, from and including March 7, 2024, or from the most recent Interest Payment Date on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the 2034 Notes shall be payable semi-annually in arrears in U.S. Dollars on each Interest Payment Date. Payments of interest shall be made to the Person in whose name a 2034 Note (or predecessor 2034 Note) is registered (which shall initially be the Depositary) at the close of business on the relevant Regular Record Date.

(d) Registration and Form. The 2034 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2034 Notes shall be as set forth in Exhibit E attached hereto. The 2034 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2034 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2034 Notes.

(e) Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2034 Notes.

(f) Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2034 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2034 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2034 Notes.

(g) Redemption. The 2034 Notes are subject to redemption by the Company in whole or in part in the manner described herein.

(h) Guarantees. The payment of the principal and any accrued and unpaid interest on the 2034 Notes, whether at the 2034 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.

(i) Priority. The 2034 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and are equal in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.

(j) Sinking Fund. The 2034 Notes are not entitled to any sinking fund.

(k) Other Terms and Conditions. The 2034 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit E hereto.

ARTICLE III

OPTIONAL REDEMPTION

Section 3.01 Optional Redemption. Prior to the applicable Par Call Date for such series, the Company may redeem any series of the Fixed Rate Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Fixed Rate Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points in the case of the 2027 Notes, the 2029 Notes and the 2031 Notes and plus 20 basis points in the case of the 2034 Notes less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Fixed Rate Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date for a series of Fixed Rate Notes, the Company may redeem such series of Fixed Rate Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such series of Fixed Rate Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Floating Rate Notes are not subject to optional redemption prior to maturity.

The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price.

Section 3.02 Notices to Trustee.

If the Company elects to redeem the Fixed Rate Notes of any series pursuant to this Article III, it shall notify the Trustee in writing of the redemption date and the principal amount of Fixed Rate Notes to be redeemed.

The Company shall give each notice to the Trustee provided for in this Section 3.02 upon not later than the earlier of 45 days before the redemption date or the date on which notice is given to the Holders (unless the Trustee consents to a shorter period). Such notice shall be accompanied by an Officers’ Certificate to the effect that such redemption will comply with the conditions herein and in the Base Indenture.

Section 3.03 Selection of Notes to Be Redeemed.

If fewer than all the Fixed Rate Notes of a series are to be redeemed, the Company shall deliver to the Trustee, at least three Business Days before the notice of redemption is to be sent to Holders (unless the Trustee agrees to a shorter period of time), an Officers’ Certificate requesting the Trustee select the Fixed Rate Notes of such series to be redeemed. The Trustee shall, subject to applicable law, select the Fixed Rate Notes of such series to be redeemed pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Fixed Rate Notes of a principal amount of $2,000 or less will be redeemed in part. If any Fixed Rate Note is to be redeemed in part only, the notice of redemption that relates to the Fixed Rate Note will state the portion of the principal amount of the Fixed Rate Note to be redeemed. A new Fixed Rate Note in a principal amount equal to the unredeemed portion of the Fixed Rate Note will be issued in the name of the holder of the Fixed Rate Note upon surrender for cancellation of the original Fixed Rate Note. For so long as the Fixed Rate Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

The Trustee shall make the selection of Fixed Rate Notes to be redeemed from outstanding Fixed Rate Notes of such series not previously called for redemption. Provisions of this First Supplemental Indenture that apply to the Fixed Rate Notes called for redemption also apply to portions of the Fixed Rate Notes called for redemption. The Trustee shall notify the Company promptly of the Fixed Rate Notes or portions of the Fixed Rate Notes to be redeemed.

Section 3.04 Notice of Redemption.

At least 10 days but not more than 30 days before the applicable redemption date of any series of Fixed Rate Notes, the Company shall send a notice of redemption by first-class mail or by electronic transmission to each Holder of such series of Fixed Rate Notes to be redeemed at such Holder’s registered address; provided, that redemption notices may be delivered more than 30 days prior to the redemption date if the notice is issued in connection with a defeasance of the Fixed Rate Notes or a satisfaction and discharge of the Indenture.

The notice shall identify the Fixed Rate Notes to be redeemed (including the series, issue date, interest rate and maturity date) and shall state:

(a) the redemption date;

(b) the redemption price and the amount of accrued interest to the redemption date;

(c) the name and address of the Paying Agent;

(d) that the Fixed Rate Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(e) if fewer than all the outstanding Fixed Rate Notes are to be redeemed, the certificate numbers and principal amounts of the particular Fixed Rate Notes to be redeemed;

(f) if the Fixed Rate Notes are to be redeemed in part, upon surrender of such Fixed Rate Notes, the Holder will receive, without charge, a new Fixed Rate Note for the principal amount remaining unredeemed;

(g) that, unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Fixed Rate Notes or portions thereof called for redemption;

(h) any conditions applicable to a redemption;

(i) the CUSIP number, if any, printed on the Fixed Rate Notes being redeemed;

(j) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Fixed Rate Notes; and

(k) that, in the Company’s discretion, the redemption may be delayed until such time as any or all of the conditions stated in the notice shall be satisfied (or waived by the Company in its sole discretion), or that such redemption may not occur and such notice may be rescinded in the event that any or all of the conditions stated in the notice shall not have been satisfied or waived by the redemption date, or by the redemption date so delayed.

At the Company’s written request, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense; provided, however, that the Company shall have delivered to the Trustee, at least three Business Days before the notice of redemption is to be sent to Holders (unless the Trustee agrees to a shorter period), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information required by this Section 3.04.

In connection with any redemption of Fixed Rate Notes described in this Section 3.04, any such redemption and/or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including the completion of any related refinancing or a Change of Control. In addition, if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the redemption date, or by the redemption date so delayed.

Section 3.05 Effect of Notice of Redemption.

Once notice of redemption is sent, subject to the satisfaction or waiver of any conditions stated therein, in the Company’s sole and absolute discretion, the Fixed Rate Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Fixed Rate Notes shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that installments of interest on the Fixed Rate Notes that are due and payable on the relevant Interest Payment Date falling on or prior to a redemption date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the terms of the Fixed Rate Notes and the Indenture. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

Section 3.06 Deposit of Redemption Price.

Prior to 11:00 a.m., New York City time, on the applicable redemption date, the Company shall deposit with the Paying Agent (or, if the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of, and accrued interest on, all Fixed Rate Notes to be redeemed on that date.

Section 3.07 Notes Redeemed in Part.

Upon surrender of a Fixed Rate Note that is redeemed in part, the Company and the Guarantors shall execute, and the Trustee shall authenticate for the Holder (at the Company’s expense), a new Fixed Rate Note of such series equal in principal amount to the unredeemed portion of the Fixed Rate Notes surrendered.

ARTICLE IV

CHANGE OF CONTROL

Section 4.01 Change of Control.

(a) Upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, unless, with respect to the Fixed Rate Notes, such Notes have been called for redemption pursuant to Section 3.01 hereof, with such notice of redemption delivered on or before 30 days after such Change of Control Triggering Event, each Holder of such Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of purchase (the “Change of Control Payment”).

(b) Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any proposed Change of Control, but after the public announcement of the proposed Change of Control, the Company shall send, or cause to be sent, a notice (a “Change of Control Offer”) to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and specifying:

(i) that the Change of Control Offer is being made pursuant to this Section 4.01 and that all Notes tendered will be accepted for payment;

(ii) the Change of Control Payment and the purchase date, which shall be a Business Day no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”);

(iii) the CUSIP numbers for the Notes;

(iv) that any Note not tendered will continue to accrue interest;

(v) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(vi) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(vii) that Holders will be entitled to withdraw their election referred to in clause (vi) if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased;

(viii) that Holders whose Notes of any series are being purchased only in part will be issued new Notes of such series equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to a minimum of $2,000 in principal amount or an integral multiple of $1,000 in excess thereof; and

(ix) if the notice is sent prior to the date of consummation of the Change of Control, that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

Notwithstanding anything to the contrary contained herein, a Change of Control Offer may be made in advance of a Change in Control, conditioned upon the consummation of such Change in Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made.

(c) The Company shall cause the Change of Control Offer to remain open for at least 20 Business Days or such longer period as is required by applicable law. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of

Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.01, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.01 by virtue of such conflict.

(d) On the Change of Control Payment Date, the Company will, to the extent lawful:

(i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(e) The Paying Agent will promptly send to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book entry) to each Holder a new Note of the same series equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be equal to a minimum of $2,000 in principal amount or an integral multiple of $1,000 in excess thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

(f) The Company shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.01 applicable to a Change of Control Offer made by the Company and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer. In addition, notwithstanding the provisions of this Section 4.01, if an Event of Default exists under the Indenture (which is unrelated to the repurchase provisions of this Section 4.01), including Events of Default arising with respect to other series of Securities, the Company shall not be required to repurchase the Notes.

ARTICLE V

COVENANTS

The covenants set forth in this Article V shall be applicable to the Company in addition to the covenants in Article III of the Base Indenture, which shall in all respects be applicable in respect of the Notes.

Section 5.01 Limitation on Secured Indebtedness.

The Company shall not, and shall not permit any Subsidiary to, incur, issue, assume, or guarantee any Indebtedness secured by a Lien on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property, owned or acquired by the Company or any Subsidiary of the Company, without effectively providing that the outstanding Notes and the Securities Guarantees (together with, if the Company shall so determine, any other Indebtedness of the Company or such Subsidiary then existing or thereafter created which is not subordinate to the Notes or the Securities Guarantees) shall be secured equally and ratably with (or prior to) such secured Indebtedness so long as such secured Indebtedness shall be so secured. The foregoing restrictions do not apply to:

(a) Permitted Encumbrances;

(b) Liens on any asset or property at the date of the First Supplemental Indenture, provided that,

(i) such Liens shall not apply to any other property or asset of the Company or any Subsidiary of the Company (other than the proceeds or products of the property or asset originally subject to such Liens), and

(ii) such Liens shall secure only those obligations which they secure on the date of the First Supplemental Indenture and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c) Liens on any asset or property of any corporation or other Person at the time such corporation or other Person becomes a Subsidiary of the Company or is merged with or into or consolidated with the Company or any Subsidiary of the Company, provided that,

(i) such Liens were in existence prior to such corporation or other Person becoming an obligor under the Indenture, or becoming a Subsidiary of the Company or such merger or consolidation and shall not apply to any other property or asset of the Company or any Subsidiary of the Company (other than the proceeds or products of the property or asset originally subject to such Liens), and

(ii) such Liens shall secure only those obligations which they secure on the date that such corporation or other Person becomes an obligor under the Notes, Subsidiary of the Company or the date of such merger or consolidation, and

(iii) extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens securing Indebtedness of

(i) a Subsidiary of the Company to the Company or a Guarantor,

(ii) the Company to a Guarantor, or

(iii) the Company or a Guarantor to the Company or another Guarantor;

(e) Liens on any property or asset to secure the payment of all or any part of the Capital Lease Obligations or purchase price of such property or asset upon the acquisition or lease of such property or asset by the Company or a Subsidiary of the Company or to secure any Indebtedness incurred prior to, at the time of, or within 270 days after, the later of the date of acquisition or lease of such property or asset and the date such property or asset is placed in service, for the purpose of financing all or any part of the purchase price thereof or Capital Lease Obligations with respect thereto, or Liens to secure any Indebtedness incurred for the purpose of financing the cost to the Company or a Subsidiary of the Company of construction, alteration or improvement to such acquired property or asset;

(f) Liens securing industrial revenue bonds, pollution control bonds or other similar tax-exempt bonds;

(g) any other Liens incidental to construction or maintenance of real property of the Company or any Subsidiary of the Company which were not incurred in connection with borrowing money or obtaining advances or credits or the acquisition of property or assets and in the aggregate do not materially impair the use of any property or assets or which are being contested in good faith by the Company or such Subsidiary of the Company, as applicable; or

(h) any extension, renewal or replacement (including successive extensions, renewals or replacements), as a whole or in part, of any of the Liens enumerated in clauses (a) through (g) above; provided, however, that

(i) such extension, renewal or replacement Liens are limited to all or part of the same property or asset that secured the Liens extended, renewed, or replaced (plus improvements on such property or asset), and

(ii) the principal amount of Indebtedness secured by such Liens at such time is not increased.

Section 5.02 Limitation on Sale and Leaseback Transactions.

The Company shall not directly or indirectly, and shall not permit any Subsidiary directly or indirectly to, engage in the sale or transfer of any Principal Property to a Person and the taking back by the Company or any of its Subsidiaries, as the case may be, of a lease of such Principal Property, whether now owned or hereafter acquired, unless:

(a) such transaction was entered into prior to date of the First Supplemental Indenture;

(b) such transaction was for the sale and leasing back to the Company by any one of its Subsidiaries;

(c) such transaction involves a lease for not more than three years;

(d) such transaction occurs within six months from the date of acquisition of the subject Principal Property or the date of the completion of construction or commencement of full operations of such Principal Property, whichever is later;

(e) the Company or such Subsidiary under Sections 5.01(a) through (h) of this First Supplemental Indenture may incur Attributable Debt secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the Notes; or

(f) the Company or a Subsidiary applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business or to the retirement of Funded Debt within 270 days before or after the effective date of any such sale and leaseback transaction; provided that, in lieu of applying such amount to the retirement of Funded Debt, the Company or a Subsidiary may deliver any of the Notes in equal principal amount to the Trustee for cancellation, such Notes to be credited to the amount of net proceeds from the sale of such property or assets at the cost of acquisition of such Notes to the Company or such Subsidiary.

Section 5.03 Exceptions.

(a) Notwithstanding the restrictions set forth in Section 5.01 of this First Supplemental Indenture, the Company and its Subsidiaries will be permitted to incur, issue, assume or guarantee Indebtedness secured by a Lien on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property which would otherwise be subject to the restrictions set forth in Section 5.01 of this First Supplemental Indenture without equally and ratably securing the Notes and the Securities Guarantees, if as of the time of such incurrence, issuance, assumption or guarantee, after giving effect thereto, the aggregate principal amount of all Indebtedness secured by Liens on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property (not including Indebtedness secured by Liens permitted under clauses (a) through (h) of Section 5.01), together (without duplication) with the aggregate amount of Attributable Debt outstanding in respect of sale and leaseback transactions entered into pursuant Section 5.03(b), does not at the time exceed 15% of Consolidated Total Assets of the Company calculated as of the time of such incurrence, issuance, assumption or guarantee of secured Indebtedness.

(b) Notwithstanding the restrictions set forth in Section 5.02 of this First Supplemental Indenture, the Company and its Subsidiaries may enter into any sale and leaseback transaction which would otherwise be prohibited by Section 5.02, if as of the time of entering into such sale and leaseback transaction, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to sale and leaseback transactions (not including Attributable Debt with respect to sale and leaseback transactions permitted under clauses (a) through (f) of Section 5.02), together (without duplication) with the aggregate principal amount of all Indebtedness secured by Liens on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property outstanding pursuant to Section 5.03(a), does not at the time exceed 15% of Consolidated Total Assets of the Company calculated as of the time of entry into such sale and leaseback transaction.

Section 5.04 Reports.

(a) The Company will provide the Trustee with copies of its annual report and the information, documents and other reports which the Company files with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, within 15 days after the Company files such annual report, documents and other reports with the SEC. In addition, the Company will comply with the other provisions of Section 314(a) of the Trust Indenture Act;

(b) The requirement for the Company to provide such reports, documents and information pursuant to this Section 5.04 may be satisfied by filing of such reports, documents and information via the SEC’s EDGAR system (or any successor electronic filing system) or posting such reports, documents and information on its website, in each case within the time periods specified herein; and

(c) Delivery of such reports, information and documents pursuant to this Section 5.04 to the Trustee is for informational purposes only and the Trustee’s receipt thereof will not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Company’s or any other person’s compliance with any of the covenants under the Indenture (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). The Trustee will not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other person’s compliance with any of the covenants described herein and in the Base Indenture or to determine whether such reports, information or documents have been filed via the SEC’s EDGAR system (or any successor electronic filing system) or posted on any website or other online data system or to participate in any conference calls.

ARTICLE VI

AGREEMENT TO BE BOUND; SECURITIES GUARANTEE

Section 6.01 Agreements to be Bound. Each Guarantor hereby becomes a party to the Indenture as a Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. The Guarantors agree to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.

Section 6.02 Guarantees. Each Guarantor hereby unconditionally guarantees, jointly and severally with each other Guarantor, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the full and punctual payment when due, whether at Maturity, by redemption, acceleration or otherwise, of the obligations of the Company under the Notes and the other guaranteed obligations of the Company set forth in Article X of the Base Indenture. The terms of each Securities Guarantee are more fully set forth in Article X of the Base Indenture and each Guarantor agrees to be bound by such terms.

Section 6.03 Future Guarantors. The Company shall cause any Subsidiary of the Company that guarantees, directly or indirectly, any Indebtedness of the Company (including any Indebtedness under the Credit Agreement) to at the same time, execute and deliver to the Trustee a supplement to the Indenture pursuant to which such Subsidiary will guarantee payment of the Notes on the same terms and conditions as those set forth in the Indenture. Thereafter, such Subsidiary shall be a Guarantor for all purposes of the Indenture until such Securities Guarantee is released in accordance with the provisions of the Indenture.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Ratification of Indenture.

This First Supplemental Indenture is executed and shall be construed as an indenture supplement to the Base Indenture, and as supplemented and modified hereby, the Base Indenture is in all respects ratified and confirmed, and the Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 7.02 Trust Indenture Act Controls.

If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this First Supplemental Indenture by the Trust Indenture Act, the required or deemed provision shall control.

Section 7.03 Notices.

All notices and other communications shall be given as provided in the Base Indenture; provided that notices to a Guarantor shall be given to such Guarantor in care of the Company; provided further that any notice or communication mailed to the Company or the Trustee shall be addressed as follows:

if to the Company:

Keurig Dr Pepper Inc.

53 South Avenue

Burlington, Massachusetts 01803

Attention: Chief Legal Officer and General Counsel

if to the Trustee:

U.S. Bank Trust Company, National Association

One Federal Street

Boston, MA 02110

Attention: Global Corporate Trust

Section 7.04 Governing Law; Waiver of Jury Trial.

THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE SECURITIES GUARANTEES AND FOR ANY COUNTERCLAIM THEREIN.

Section 7.05 Successors.

All agreements of the Company and the Guarantors in this First Supplemental Indenture and the Notes shall bind their successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

Section 7.06 Multiple Originals.

The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this First Supplemental Indenture.

Section 7.07 Headings.

The headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 7.08 Trustee Not Responsible for Recitals.

The recitals contained herein shall be taken as statements of the Company and the Guarantors, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture, except that the Trustee represents that it is duly authorized to execute and deliver this First Supplemental Indenture and perform its obligations hereunder. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this First Supplemental Indenture. In acting hereunder and with respect to the Notes, the Trustee acknowledges and agrees that all of the rights, privileges, protections, indemnities, immunities and benefits afforded to the Trustee under the Indenture, including, without limitation, its right to be indemnified, are deemed to be incorporated herein, and shall be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full.

Section 7.09 Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, (i) any act or provision of present or future law or regulation or governmental authority, (ii) labor disputes, strikes or work stoppages, (iii) accidents, (iv) acts of war or terrorism, (v) civil or military disturbances or unrest, (vi) nuclear or natural catastrophes or acts of God, (vii) epidemics or pandemics, (viii) disease, (ix) national emergency, (x) interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, (xi) communications system failure, (xii) malware or ransomware, (xiii) the unavailability of the Federal Reserve Bank wire, telex or other communication or wire facility or (xiv) unavailability of any securities clearing system; it being understood that the Trustee shall undertake commercially reasonable efforts to resume performance as soon as practicable under the circumstances.

Section 7.10 Damages.

In no event shall the Trustee be liable to any Person for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 7.11 Calculation Agent.

The Calculation Agent’s determination of any interest rate and its calculation of the amount of interest for any Interest Period will be final and binding in the absence of manifest error. All percentages resulting from any calculation are to be rounded to the nearest one hundred- thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. Dollar amounts used in the calculation are to be rounded to the nearest cent (with one-half cent being rounded upward). So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Compounded SOFR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint the Company or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

Neither the Trustee nor the Calculation Agent shall have any (i) responsibility or liability for (A) the determination of whether a Benchmark Transition Event or Benchmark Replacement Date has occurred or (B) the determination or calculation of a Benchmark Replacement, Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment, or Benchmark Replacement Conforming Changes and, in each such case under clauses (A) and (B) above, shall be entitled to conclusively rely upon the selection, determination, and/or calculation thereof as provided by the Company or its designee, as applicable, and (ii) liability or responsibility for any failure or delay in performing its duties hereunder as a result of the unavailability of a Benchmark rate as described in the definition thereof, including, without limitation, as a result of the Company or its designee’s failure to select a Benchmark Replacement, Unadjusted Benchmark Replacement or Benchmark Replacement Adjustment or the failure of the Company or its designee to calculate a Benchmark or Benchmark Replacement Adjustment. Each of the Trustee and the Calculation Agent shall be entitled to rely conclusively on all notices from the Company or its designee regarding any Benchmark, Benchmark Replacement, Unadjusted Benchmark Replacement or Benchmark Replacement Adjustment, including, without limitation, in regard to a Benchmark Transition Event, Benchmark Replacement Date and Benchmark Replacement Conforming

Changes. Neither the Trustee nor the Calculation Agent shall be responsible or liable for the failure or delay of the Company or its designee in the performance of the Company’s or such designee’s duties or obligations with respect to a Benchmark Transition Event, nor shall they be under any obligation to monitor or oversee the Company’s or its designee’s performance with respect thereto. The Trustee and the Calculation Agent shall be entitled to rely conclusively on any determination made, and any instruction, notice, officers’ certificate or other instruction or information provided by the Company or its designee with respect to a Benchmark Transition Event without independent verification, investigation or inquiry of any kind. If the Calculation Agent at any time or times determines in its reasonable judgment that guidance is needed to perform its duties, or if it is required to decide between alternative courses of action, the Calculation Agent may (but is not obligated to) reasonably request guidance in the form of written instructions (or, in its sole discretion, oral instruction followed by written confirmation) from the Company or its designee on which the Calculation Agent shall be entitled to rely without liability. The Calculation Agent shall be entitled to refrain from action pending receipt of such instruction.

The Company will give the Trustee and the Calculation Agent written notice of the person appointed as its designee.

Section 7.12 SOFR Unavailable.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be the Secured Overnight Financing Rate published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

Section 7.13 Effect of a Benchmark Transition Event .

(a) If the Company or its designee determine on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

(b) In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(c) Any determination, decision or election that may be made by the Company or its designee pursuant to this Section 7.13, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(i) will be conclusive and binding absent manifest error;

(ii) will be made in the sole discretion of the Company or its designee; and

(iii) notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.

(d) If the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(e) For purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

Section 7.14 U.S.A. PATRIOT Act.

The parties acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 7.15 Electronic Signatures.

This First Supplemental Indenture and any certificate, agreement or other document to be signed in connection with this First Supplemental Indenture and the transactions contemplated hereby shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned, or photocopied manual signature, or (iii) in the case of this First Supplemental Indenture and any certificate, agreement or other document to be signed in connection with this First Supplemental Indenture and the transactions contemplated hereby, other than any Notes, any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”). Each electronic signature (except in the case of any Notes) or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature (except in the case of any Notes), of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. For the avoidance of doubt, all notices, approvals, consents, requests and any communications hereunder or with respect to the Notes must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or Adobe (or such other digital signature provider as specified in writing to Trustee by the authorized representative)), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

COMPANY:

KEURIG DR PEPPER INC.

By:	/s/ Sudhanshu Priyadarshi
Name: Sudhanshu Priyadarshi
Title: Chief Financial Officer

[Signature Page to the First Supplemental Indenture]

GUARANTORS:

234DP AVIATION, LLC

A & W CONCENTRATE COMPANY

BEVERAGES DELAWARE INC.

DP BEVERAGES INC.

DPS AMERICAS BEVERAGES, LLC

DPS BEVERAGES, INC.

DPS HOLDINGS INC.

DR PEPPER/SEVEN-UP BEVERAGE

SALES COMPANY

DR PEPPER/SEVEN UP

MANUFACTURING COMPANY

DR PEPPER/SEVEN UP, INC.

MOTT’S DELAWARE LLC

NANTUCKET ALLSERVE LLC

SNAPPLE BEVERAGE CORP.

THE AMERICAN BOTTLING COMPANY

By:	/s/ Sudhanshu Priyadarshi
Name: Sudhanshu Priyadarshi
Title: Chief Financial Officer

MOTT’S LLP BAI BRANDS LLC By its Sole Member, MOTT’S LLP

By:	/s/ Dan Morrell
Name: Dan Morrell
Title: Vice President & Treasurer

SPLASH TRANSPORT, INC.

By:	/s/ Dan Morrell
Name: Dan Morrell
Title: Vice President & Treasurer

[Signature Page to the First Supplemental Indenture]

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ David J Ganss
Name: David J Ganss
Title: Vice President

[Signature Page to the First Supplemental Indenture]

SCHEDULE I

LIST OF GUARANTORS

234DP Aviation, LLC
A & W Concentrate Company
Bai Brands LLC
Beverages Delaware Inc.
DP Beverages Inc.
DPS Americas Beverages, LLC
DPS Beverages, Inc.
DPS Holdings Inc.
Dr Pepper/Seven-Up Beverage Sales Company
Dr Pepper/Seven Up Manufacturing Company
Dr Pepper/Seven Up, Inc.
Mott’s Delaware LLC
Mott’s LLP
Nantucket Allserve LLC
Snapple Beverage Corp.
Splash Transport, Inc.
The American Bottling Company

Schedule I - 1

EXHIBIT A

FORM OF FLOATING RATE GLOBAL NOTE DUE 2027

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 49271V AS9

ISIN NO. US49271VAS97

KEURIG DR PEPPER INC.

FLOATING RATE SENIOR NOTES DUE 2027

$     No.: R-

KEURIG DR PEPPER INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of       DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on March 15, 2027. The interest rate for the Initial Interest Period shall be Compounded SOFR as determined on June 15, 2024 plus 0.88% per annum. Thereafter, the interest rate for any Interest Period will be Compounded SOFR, as determined on the applicable Interest Determination Date plus 0.88% per annum. The interest rate shall be reset quarterly on each day on which interest on the Floating Rate Notes will be paid, which will be quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2024, and at maturity (each a “Floating Rate Interest Payment Date”), until the principal hereof is paid or made available for payment. If March 15, June 15, September 15 or December 15 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment

A-1

Date and interest on the Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such March 15, June 15, September 15 or December 15, and interest on the Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the Floating Rate Notes will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the maturity date.

The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the March 1 and September 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Floating Rate Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in St. Paul, Minnesota (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

A-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: March 7, 2024

KEURIG DR PEPPER INC.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 7, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Reverse of Note)

KEURIG DR PEPPER INC.

FLOATING RATE SENIOR NOTES DUE 2027

1. This Note is one of a duly authorized issue of securities of the Company designated as its Floating Rate Senior Notes due 2027 (the “Notes”) limited in aggregate principal amount to $      issued and to be issued under an indenture, dated as of March 7, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the First Supplemental Indenture, dated as of March 7, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), among the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company’s current and future unsecured and unsubordinated indebtedness.

2. The Notes are not subject to redemption prior to maturity.

3. Upon the occurrence of a Change of Control Triggering Event, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

4. The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the

A-5

Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

7. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

12. The amount of interest accrued and payable on the Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Notes multiplied by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360. Interest shall be payable to and excluding any Floating Rate Interest Payment Date.

13. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

A-6

14. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

15. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

18. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-7

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing               attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-8

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

A-9

EXHIBIT B

FORM OF GLOBAL NOTE DUE 2027

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 49271V AW0

ISIN NO. US49271VAW00

KEURIG DR PEPPER INC.

5.100% SENIOR NOTES DUE 2027

$      No.: R-

KEURIG DR PEPPER INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of       DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on March 15, 2027 and to pay interest thereon at the rate of 5.100% per annum from and including March 7, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing September 15, 2024 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

A-1

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the March 1 and September 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in St. Paul, Minnesota (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

A-2

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: March 7, 2024

KEURIG DR PEPPER INC.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 7, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Reverse of Note)

KEURIG DR PEPPER INC.

5.100% SENIOR NOTES DUE 2027

1. This Note is one of a duly authorized issue of securities of the Company designated as its 5.100% Senior Notes due 2027 (the “Notes”) limited in aggregate principal amount to $      issued and to be issued under an indenture, dated as of March 7, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the First Supplemental Indenture, dated as of March 7, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), among the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company’s current and future unsecured and unsubordinated indebtedness.

2. The Notes are subject to redemption at any time and from time to time prior to February 15, 2027, in whole or in part, at the Company’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on February 15, 2027) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after February 15, 2027, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to February 15, 2027 (as applicable, the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to February 15, 2027 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, February 15, 2027. If there is no United States Treasury security maturing on February 15, 2027, but there are two or more United States Treasury securities with a maturity date equally distant from February 15, 2027, one with a maturity date preceding February 15, 2027, and one with a maturity date following February 15, 2027, the Company shall select the United States Treasury security with a maturity date preceding February 15, 2027. If there are two or more United States Treasury securities maturing on February 15, 2027 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed. Any notice to Holders of Notes of a redemption pursuant to this paragraph 2 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued interest to the redemption date, and conditions applicable to redemption and the name and address of the Paying Agent.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

3. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

4. The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

7. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

12. Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

13. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

14. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

15. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

18. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                  attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

EXHIBIT C

FORM OF GLOBAL NOTE DUE 2029

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 49271V AT7

ISIN NO. US49271VAT70

KEURIG DR PEPPER INC.

5.050% SENIOR NOTES DUE 2029

$      No.: R-

KEURIG DR PEPPER INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of       DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on March 15, 2029 and to pay interest thereon at the rate of 5.050% per annum from and including March 7, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing September 15, 2024 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the March 1 and September 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in St. Paul, Minnesota (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: March 7, 2024

KEURIG DR PEPPER INC.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 7, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Reverse of Note)

KEURIG DR PEPPER INC.

5.050% SENIOR NOTES DUE 2029

1. This Note is one of a duly authorized issue of securities of the Company designated as its 5.050% Senior Notes due 2029 (the “Notes”) limited in aggregate principal amount to $      issued and to be issued under an indenture, dated as of March 7, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the First Supplemental Indenture, dated as of March 7, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), among the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company’s current and future unsecured and unsubordinated indebtedness.

2. The Notes are subject to redemption at any time and from time to time prior to February 15, 2029, in whole or in part, at the Company’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on February 15, 2029) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after February 15, 2029, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to February 15, 2029 (as applicable, the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to February 15, 2029 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, February 15, 2029. If there is no United States Treasury security maturing on February 15, 2029, but there are two or more United States Treasury securities with a maturity date equally distant from February 15, 2029, one with a maturity date preceding February 15, 2029, and one with a maturity date following February 15, 2029, the Company shall select the United States Treasury security with a maturity date preceding February 15, 2029. If there are two or more United States Treasury securities maturing on February 15, 2029 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed. Any notice to Holders of Notes of a redemption pursuant to this paragraph 2 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued interest to the redemption date, and conditions applicable to redemption and the name and address of the Paying Agent.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

3. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

4. The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

7. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

12. Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

13. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

14. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

15. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

18. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

B-5

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                  attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________________

Signature: ____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

B-6

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

B-7

EXHIBIT D

FORM OF GLOBAL NOTE DUE 2031

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 49271V AU4 ISIN NO. US49271VAU44

KEURIG DR PEPPER INC.

5.200% SENIOR NOTES DUE 2031

$__________ No.: R-__

KEURIG DR PEPPER INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on March 15, 2031 and to pay interest thereon at the rate of 5.200% per annum from and including March 7, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing September 15, 2024 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the March 1 and September 1 (whether or

B-8

not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in St. Paul, Minnesota (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

B-9

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: March 7, 2024

KEURIG DR PEPPER INC.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 7, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Reverse of Note)

KEURIG DR PEPPER INC.

5.200% SENIOR NOTES DUE 2031

1. This Note is one of a duly authorized issue of securities of the Company designated as its 5.200% Senior Notes due 2031 (the “Notes”) limited in aggregate principal amount to $__________ issued and to be issued under an indenture, dated as of March 7, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the First Supplemental Indenture, dated as of March 7, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), among the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company’s current and future unsecured and unsubordinated indebtedness.

2. The Notes are subject to redemption at any time and from time to time prior to January 15, 2031, in whole or in part, at the Company’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on January 15, 2031) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after January 15, 2031, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to January 15, 2031 (as applicable, the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to January 15, 2031 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, January 15, 2031. If there is no United States Treasury security maturing on January 15, 2031, but there are two or more United States Treasury securities with a maturity date equally distant from January 15, 2031, one with a maturity date preceding January 15, 2031, and one with a maturity date following January 15, 2031, the Company shall select the United States Treasury security with a maturity date preceding January 15, 2031. If there are two or more United States Treasury securities maturing on January 15, 2031 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed. Any notice to Holders of Notes of a redemption pursuant to this paragraph 2 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued interest to the redemption date, and conditions applicable to redemption and the name and address of the Paying Agent.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

3. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

4. The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

7. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

12. Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

13. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

14. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

15. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

18. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________________

Signature: ____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

EXHIBIT E

FORM OF GLOBAL NOTE DUE 2034

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 49271V AV2

ISIN NO. US49271VAV27

KEURIG DR PEPPER INC.

5.300% SENIOR NOTES DUE 2034

$__________ No.: R-__

KEURIG DR PEPPER INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on March 15, 2034 and to pay interest thereon at the rate of 5.300% per annum from and including March 7, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 15 and September 15 of each year, commencing September 15, 2024 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the March 1 and September 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in St. Paul, Minnesota (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: March 7, 2024

KEURIG DR PEPPER INC.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 7, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Reverse of Note)

KEURIG DR PEPPER INC.

5.300% SENIOR NOTES DUE 2034

1. This Note is one of a duly authorized issue of securities of the Company designated as its 5.300% Senior Notes due 2034 (the “Notes”) limited in aggregate principal amount to $__________ issued and to be issued under an indenture, dated as of March 7, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the First Supplemental Indenture, dated as of March 7, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), among the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company’s current and future unsecured and unsubordinated indebtedness.

2. The Notes are subject to redemption at any time and from time to time prior to December 15, 2033, in whole or in part, at the Company’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on December 15, 2033) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption; and

(ii)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after December 15, 2033, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to December 15, 2033 (as applicable, the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to December 15, 2033 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, December 15, 2033. If there is no United States Treasury security maturing on December 15, 2033, but there are two or more United States Treasury securities with a maturity date equally distant from December 15, 2033, one with a maturity date preceding December 15, 2033, and one with a maturity date following December 15, 2033, the Company shall select the United States Treasury security with a maturity date preceding December 15, 2033. If there are two or more United States Treasury securities maturing on December 15, 2033 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed. Any notice to Holders of Notes of a redemption pursuant to this paragraph 2 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued interest to the redemption date, and conditions applicable to redemption and the name and address of the Paying Agent.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

3. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

4. The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

7. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9. The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

10. No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

12. Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

13. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

14. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

15. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

18. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________________

Signature: ____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian